Exhibit 10.1

Execution Version

THIRD AMENDMENT

TO

SHARED SERVICES AGREEMENT

THIS THIRD AMENDMENT TO SHARED SERVICES AGREEMENT (this “Amendment”) is made and entered into as of February 19, 2014, by and between ENERGY TRANSFER EQUITY, L.P., a Delaware limited partnership (“ETE”), and ENERGY TRANSFER PARTNERS, L.P., a Delaware limited partnership (“ETP”).

Each of the parties to this Amendment is sometimes referred to individually in this Amendment as a “Party” and all of the parties to this Amendment are sometimes collectively referred to in this Amendment as the “Parties.”

Capitalized terms used but not defined in this Amendment shall have the meanings assigned to them in the Services Agreement (as defined below).

R E C I T A L S

WHEREAS, the Parties entered into that certain Shared Services Agreement, dated as of August 26, 2005, as amended by the First Amendment to Shared Services Agreement, dated as of May 26, 2010, and the Second Amendment to Shared Services Agreement, dated as of April 30, 2013 (as so amended, the “Services Agreement”); and

WHEREAS, pursuant to Section 12.3 of the Services Agreement, the Parties desire to amend the Services Agreement as provided in this Amendment.

NOW, THEREFORE, in consideration of the premises, agreements and covenants contained in this Amendment and the Services Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby undertake and agree as follows:

A G R E E M E N T S

Section 1. Amendments to Exhibits. The Services Agreement is revised by amending and restating Exhibit 7 to the Services Agreement in its entirety to conform to Annex A to this Amendment.

Section 2. Ratification of the Services Agreement. Except as otherwise provided in this Amendment, all of the terms, representations, warranties, agreements, covenants and other provisions of the Services Agreement are hereby ratified and confirmed and shall continue to be in full force and effect in accordance with their respective terms.

Section 3.Entire Agreement; Supersedure. This Amendment, together with the Services Agreement, contains the entire agreement among the Parties with respect to the subject matter hereof and thereof and supersedes all previous understandings or agreements among the Parties, whether oral or written, with respect to their subject matter. No understanding, representation, promise, agreement, inducement or statement of intention, whether oral or written, has been made by either Party which is not embodied in or superseded by this

Amendment or the Services Agreement, unless it is contained in a written amendment of the Services Agreement executed by the Parties after the execution and delivery of this Amendment, and no Party shall be bound by or liable for any alleged representation, promise, agreement, inducement or statement of intention not so set forth.

[Signature page follows]

2

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the date first written above.

ENERGY TRANSFER PARTNERS, L.P.

By:	Energy Transfer Partners GP, L.P.,
its general partner

By:	Energy Transfer Partners, L.L.C.,
its general partner

By:	/s/ Martin Salinas, Jr.
Name:	Martin Salinas, Jr.
Title:	Chief Financial Officer

ENERGY TRANSFER EQUITY, L.P.

By:	LE GP, LLC,
its general partner

By:	/s/ John W. McReynolds
Name:	John W. McReynolds
Title:	President

[Signature Page to Amendment No. 3 to Shared Services Agreement]

ANNEX A

(SEE NEXT PAGE)

A-1

EXHIBIT 7

TO

SHARED SERVICES AGREEMENT

CORPORATE BUSINESS DEVELOPMENT SERVICES (TRUNKLINE)

In accordance with Exhibit 2 to the Agreement, ETP provides certain corporate business development services to ETE. In connection with the provision of such corporate business development services for Trunkline LNG and the conversion of the Trunkline gas pipeline, ETE will pay (i) a $20 million annual fee to ETP for 3 years, which annual fee will be fixed for the three-year period beginning April 1, 2013 and (ii) an additional $75 million annual fee to ETP for 2 years, which annual fee will be fixed for a two year period beginning January 1, 2014. ETP shall not allocate overhead or similar charges to ETE, and ETE shall not be obligated to reimburse ETP for any internal overhead or other costs, relating to such corporate business development services that are not actual and direct out-of-pocket expenses of ETP. ETE may, however, reimburse ETP for actual and direct out-of-pocket expenses relating to such corporate business development services if not otherwise paid.

Payments by ETE shall be made quarterly in equal installments of (i) $5 million, with the first payment to be made on June 30, 2013 with regards to the fee referred to in clause (i) of the second sentence of the preceding paragraph and (ii) $18.75 million, with the first payment to be made on March 31, 2014 with regards to the fee referred to in clause (ii) of the second sentence of the preceding paragraph. Such fees shall be in addition to any other fee owed to ETP pursuant to the Agreement.